SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2010

000-27763
(Commission file number)

SITESTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

7109 Timberlake Road
Lynchburg, VA 24502
(Address of principal executive offices) (Zip Code)

(434) 239-4272
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On April 21, 2010 Sitestar Corporation (the “Company”) engaged Santora CPA Group (“Santora”) as its new independent registered accountants, commencing with the audit for the year ended December 31, 2009.  The decision to engage Santora was recommended and approved by the Company’s Board of Directors.

Prior to engaging Santora, the Company had not consulted with Santora on any items concerning the application of accounting principals to a specific transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K item 304 (a) (2)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2010

SITESTAR CORPORATION

By:	/s/ Daniel Judd
Name: Daniel Judd
Title: CFO